UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016 (May 13, 2016)

Reed’s Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Spring Street, Los Angeles, California 90061

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (310) 217-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2016, Reed’s Inc., a Delaware corporation (“Reed’s”) entered into Amendment Number Twelve (“Amendment Twelve”) to the Amended and Restated Loan and Security Agreement dated December 5, 2014 (“PMC Loan Agreement”) with PMC Financial Services Group, LLC (“PMC”). Pursuant to Amendment Twelve, PMC agreed to add $210,000 to the Cap Ex Loan for a total borrowing cap of $3,210,000 and extended the maturity dates of the Revolving Loan, Cap Ex Loan, Term Loan and term Loan B to October 1, 2107. In consideration, Reed’s agreed to provide proof of a capital raise in the amount of at least $1,500,000 by July 31, 2016 and to issue to PMC warrants to purchase 50,000 shares of common stock with an exercise price of $4.50 and an expiration date of November 13, 2021.

Previously, on April 25, 2016, Reed’s entered into Amendment Number Eleven to the PMC Loan Agreement. Amendment Eleven changed the definition of ‘inventory” to include prepayments for glass subject to non-cancelable purchase orders that were previously excluded from the lending base of the revolver and was entered into in the ordinary course of business. Prior to Amendment Eleven, the glass was to be repaid as purchase orders were filled. In consideration, Reed’s granted PMC warrants to purchase 10,000 shares of common stock with an exercise price of $3.90 per share and an expiration date of October 25, 2021.

The disclosures set forth herein are qualified by reference to the full text of Amendment Eleven and Amendment Twelve, attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 describing Amendment 11 and Amendment Twelve are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The disclosures set forth in Item 1.01 are incorporated herein by reference. The issuances are exempt from registration under section 4(2) Securities Act of 1933, as amended, on the basis that there was no public offering and Reed’s has a preexisting relationship with PMC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Number Eleven to Loan and Security Agreement by and between Reed’s Inc. and PMC Financial Services Group, LLC dated April 25, 2016

10.2	Amendment Number Twelve to Loan and Security Agreement by and between Reed’s Inc. and PMC Financial Services Group, LLC dated May 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: May 17, 2016	By:	/s/ Daniel Miles
Daniel Miles,
Chief Financial Officer